RBC FUNDS TRUST

Access Capital Community Investment Fund

Supplement dated February 16, 2010 to the Prospectus dated November 24, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

New Shareholder Services/Transfer Agent

Effective February 15, 2010, U.S. Bancorp Fund Services, LLC will provide transfer agency and shareholder services to the Fund.  All references to UMBFS in the Prospectus should be deleted and replaced with U.S. Bancorp Fund Services, LLC.

For purchases, additional investments and redemption requests you wish to make by mail on or after February 15, 2010, please send to:

Access Capital Community Investment Fund
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight delivery send to:

Access Capital Community Investment Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Also effective February 15, 2010, to purchase shares and make additional investments by bank wire, please use the following wire instructions:

U.S. Bank, N.A.
ABA # 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account: 112-952-137
Further Credit: Access Capital Community Investment Fund
Shareholder Name and Account Number

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Call 1-800-973-0073 for instructions prior to wiring funds and to advise of your intent to wire.

For additional purchases by telephone for Class A shares, to redeem your shares by phone or if you have any questions regarding your account, please continue to call 1-800-973-0073.

RBCF AC PRO – SUPP 02/16/10

The third paragraph under the heading “How NAV is Calculated” on page 17 of the Prospectus is deleted and replaced with the following:

Your order for purchase or sale of shares is generally based on the next NAV calculated after your order is received in good order by the Fund’s transfer agent on any day that the NYSE is open for business.  For example: If you place a purchase order to buy shares of the Fund it must be received by 4:00 p.m. Eastern time in order to be priced based on the NAV calculated at 4:00 p.m.  If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next day at 4:00 p.m. Eastern time.  Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

The second bullet in the “By Mail” section of the table under the heading “Purchasing and Adding to Your Shares” on page 20 of the Prospectus is deleted and replaced with the following:

•

Make your check payable to “Access Capital Community Investment Fund.”  All checks must be in US Dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The following is added to the table under the heading “Purchasing and Adding to Your Shares” on page 20 of the Prospectus:

By Exchange from Another RBC Fund (effective March 15, 2010)	1-800-973-0073

If you already have an account with us and your account is authorized for telephone exchanges, you may open an account in an eligible RBC Fund by exchanging shares from another RBC Fund. The eligible Funds are the Fund, the RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund and the Prime Money Market Fund. The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

The following is added to the table under the heading “To Add to an Account” on page 21 of the Prospectus:

By Exchange from Another RBC Fund (effective March 15, 2010)	Please refer to the information under “Exchanging Your Shares” below.

RBCF AC PRO – SUPP 02/16/10

The paragraph under the heading “Directed Dividend Option” on page 22 of the Prospectus is deleted and replaced with the following:

By selecting the appropriate box in the account application, you can elect to have your distributions (capital gains and dividends) in cash, (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund, or effective March 15, 2010, another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) or account without a sales charge.  You should maintain the minimum balance in the Fund to reinvest distributions.  You can change or terminate your participation in the reinvestment option at any time.

The paragraph under the heading “Dividends and Distributions” on page 22 of the Prospectus is deleted and replaced with the following:

Dividends and distributions will be automatically reinvested unless you request otherwise.  There are no sales charges for reinvested distributions.  Dividends will differ among classes of the Fund due to differences in distribution expenses.  Capital gains are distributed at least annually.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

The information on page 24 of the Prospectus is deleted and replaced with the following:

You may withdraw from your account at any time.  Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Information About Purchasing and Selling Shares” below.

RBCF AC PRO – SUPP 02/16/10

The word “Medallion” is deleted in the following sentence which appears in the “By Mail” and “By Wire” sections of the table under the heading “Selling Your Shares” on page 23 of the Prospectus:

See “Medallion Signature Guarantees” below for information on when a Medallion signature guarantee is required.

The first two paragraphs below the heading “Additional Information About Purchasing and Selling Shares” on page 25 of the Prospectus are deleted and replaced with the following:

The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies. All purchases must be in U.S. dollars.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

The Fund may waive its minimum purchase requirement. Each of the Fund, the Distributor, the Advisor and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders.  The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

The first sentence in the section “Timing of Purchases and Sales of Shares.” on page 25 of the Prospectus is deleted and replaced with the following:

You may purchase or sell shares of the Fund based on the NAV next determined after your request is received in good order.

The last paragraph in the section “Timing of Purchases and Sales of Shares.” on page 26 of the Prospectus is deleted and replaced with the following:

If you request a redemption within 15 days of purchase, the Fund will delay sending your proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase.  You can avoid this delay by purchasing shares with a federal funds wire.  For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees.  The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

RBCF AC PRO – SUPP 02/16/10

The section entitled “Medallion Signature Guarantees.” on page 26 of the Prospectus is deleted and replaced with the following:

Signature Guarantees – Financial Transactions.  You can get a signature guarantee from most banks, credit unions, savings & loans, or securities dealers, but not a notary public. For your protection, we require a guaranteed signature if you request:

•	A redemption check sent to a different payee, bank or address than we have on file;
•	A redemption check mailed to an account address that has been changed within the last 30 days;
•	A redemption for $50,000 or more in writing; or
•	A change in account registration.

Signature Validation Program – Non Financial Transactions.  You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public.  For your protection, the Fund requires a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in redemption instructions;
•	Maintenance changes of name, address or banking instructions;
•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;
•	Adding Systematic Purchase Plan;
•	Adding banking instructions;
•	Name change;
•	Trustee change; or
•	UTMA/UGMA custodian change.

The section entitled “No Exchange Privilege.” on page 27 of the Prospectus is deleted effective March 15, 2010.

The section entitled “Telephone Purchase and Redemption Privileges.” on page 27 of the Prospectus is deleted and replaced with the following, effective March 15, 2010:

Telephone Purchase, Exchange and Redemption Privileges.  Shareholders who open accounts with the Fund will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund.  If you call the Fund, the Fund’s representative may request personal identification and may tape record the call.

RBCF AC PRO – SUPP 02/16/10

The following paragraph is inserted prior to the heading “Corporations, Trusts and Other Entities.” on page 27 of the Prospectus:

IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.  Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

The following section is inserted prior to the heading “Additional Shareholder Services” on page 28 of the Prospectus:

Exchanging Your Shares (effective March 15, 2010)

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between eligible RBC Funds. The eligible RBC Funds are the Fund, the RBC Mid Cap Growth Fund, the RBC Enterprise Fund, the RBC Small Cap Core Fund, the RBC Microcap Value Fund, the RBC Mid Cap Value Fund and the Prime Money Market Fund. With the exception of exchanges to or from the Prime Money Market Fund, the share class must be the same in the two RBC Funds involved in the exchange (i.e. Class I shares to Class I shares).

By Telephone	1-800-973-0073	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds P.O. Box 701 Milwaukee, WI 53201-0701	RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
Monthly Exchanges

You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Additional Policies on Exchanges (effective March 15, 2010)

The Funds reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

RBCF AC PRO – SUPP 02/16/10

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two funds involved in the exchange and no sales charge will be assessed.  For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

The information below the heading “Additional Shareholder Services” on page 28 of the Prospectus is deleted and replaced with the following:

Services for the following types of accounts are also available to shareholders. Please call 1-800-973-0073 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	TOD Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

The paragraph below the heading “Telephone Services” on page 28 of the Prospectus is deleted and replaced with the following:

Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

RBCF AC PRO – SUPP 02/16/10

The section entitled “Restriction and Rejection of Purchase Orders.” on pages 28 and 29 of the Prospectus is deleted and replaced with the following, effective March 15, 2010:

Restriction and Rejection of Purchase or Exchange Orders. The Fund reserves the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The Fund reserves the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Fund may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The Fund’s policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the Fund may be limited in its ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the Fund identifies an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the Fund may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserves the right to restrict or reject a purchase order for any reason without prior notice. The Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.

The section entitled “Letter of Intent.” on page 31 of the Prospectus is deleted and replaced with the following:

Letter of Intent.  By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of the Fund.  Any shares purchased within 90 days prior to the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

RBCF AC PRO – SUPP 02/16/10

The first sentence in the section entitled “Rights of Accumulation.” on page 31 is deleted and replaced with the following:

You may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the Fund for the purpose of qualifying for the lower sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own.

The information under the heading “Waiving Contingent Deferred Sales Charges” on page 32 of the Prospectus is deleted and replaced with the following effective March 15, 2010:

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.
•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
•

Permitted exchanges of shares between funds.  However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.

The contingent deferred sales charge on Class A shares may also be waived for redemptions through a systematic withdrawal plan if such transactions do not exceed 12% of the value of an account annually.

The address to contact the Fund on the back cover of the Prospectus is deleted and replaced with the following:

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-973-0073

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RBCF AC PRO – SUPP 02/16/10